UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 2, 2017
Date of Report (Date of earliest event reported)

CAI International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33388	94-3109229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

Steuart Tower, 1 Market Plaza, Suite 900, San Francisco, CA 94105
(Address of principal executive offices, including ZIP Code)

Registrant’s telephone number, including area code: (415) 788-0100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2017, CAI International, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved the amended CAI International, Inc. 2007 Equity Incentive Plan (the “2007 Plan”).  The 2007 Plan was amended to increase the number of shares authorized for issuance under the 2007 Plan by an additional 750,000 shares.  The 2007 Plan became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the 2007 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 18, 2017 (the “Proxy Statement”).  The forgoing summaries of the 2007 Plan set forth above and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2007 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 2, 2017, the Company held the Annual Meeting in Palo Alto, California.  At the Annual Meeting, there were 17,865,910 shares represented to vote either in person or by proxy, or 93.1% of the outstanding shares entitled to vote, which represented a quorum.  The final results of voting for each matter submitted to a vote of the stockholders at the Annual Meeting are as follows:

1.     Marvin Dennis, Victor M. Garcia and Gary M. Sawka were elected as Class I directors of the Company, each to serve for a term of three years or until his respective successor has been duly elected and qualified.  The voting for each director was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Marvin Dennis	14,475,986	400,923	2,989,001
Victor M. Garcia	14,615,581	261,328	2,989,001
Gary M. Sawka	14,053,572	823,337	2,989,001

2.     KPMG LLP was ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
17,621,761	208,612	35,537	—

3.     The advisory vote to approve the compensation of the Company’s named executive officers was approved by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
13,821,345	692,889	362,675	2,989,001

4.     Stockholders approved a frequency of one year in the advisory vote to approve the frequency of future advisory votes on the compensation of the Company’s named executive officers by the following vote:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
12,671,430	4,340	1,846,206	354,933	2,989,001

5.     The amended CAI International, Inc. 2007 Equity Incentive Plan was approved by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
14,391,740	446,317	38,852	2,989,001

As indicated above, over 85% of the votes cast by stockholders were voted, on an advisory basis, in favor of holding future advisory votes on the compensation of the Company’s named executive officers every year.  In light of these results, the Board determined that the Company will hold an advisory vote to approve the compensation of its named executive officers every year until the next required vote on the frequency of advisory votes on the compensation of the Company’s named executive officers, or until the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	CAI International, Inc. 2007 Equity Incentive Plan (as amended effective June 2, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAI INTERNATIONAL, INC.

Dated: June 7, 2017	By:	/s/ Timothy B. Page
Name: Timothy B. Page
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	CAI International, Inc. 2007 Equity Incentive Plan (as amended effective June 2, 2017).